Annual Report

Capital Opportunity Fund

December 31, 2000

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Capital Opportunity Fund

o Technology, telecom, and Internet stocks plunged in 2000, leading the stock market to one of its worst years in recent history.

o The Capital Opportunity Fund fell 8.20% for the second half and 6.32% for the full year, ahead of the S&P 500 and our new Lipper category.

o We took advantage of declining prices late last year to increase our holdings in key technology companies as well as banks that should benefit from declining interest rates.

o Corporate profit growth is likely to be disappointing in the near term but should improve in the second half of the year.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Investors can be forgiven for saying "ouch" after the pain they endured in 2000.
     Call it a millennial hangover or a healthy correction. Call it what you will, but last year was difficult for global stock markets. Some will remember 2000 as the worst in recent memory, with the 39% plunge of the Nasdaq Composite Index reminiscent of the collapse of the Nifty Fifty stocks back in 1973-74. But investors in diversified portfolios, such as the Capital Opportunity Fund, endured nothing more than a garden-variety correction.

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 12/31/00                     6 Months            12 Months
--------------------------------------------------------------------------------

     Capital Opportunity Fund                     -8.20%               -6.32%

     S&P 500 Stock Index                           -8.72                -9.11

     Lipper Large-Cap
     Core Fund Index                               -9.09                -7.37


     The Capital Opportunity Fund fell 6.32% in 2000, a significant decline but not as bad as the 9.11% loss posted by the unmanaged Standard & Poor's 500 Stock Index, as shown in the table. Performance also exceeded that of our benchmark of similar funds, the Lipper Large-Cap Core Fund Index, which we introduce with this report. The fund's modest edge over the S&P 500 in the first half of the year proved decisive, as both the fund and the unmanaged index of large-cap stocks suffered a steep drop along with the overall market in the second half. Though we had our share of losers in the treacherous bear market for technology, Internet, and telecom stocks, good overall stock selection helped the fund outperform its benchmarks.

     Your fund had large stakes in many of the better-performing blue chip stocks last year, and we were fortunate to have minimized or avoided holdings in some prominent laggards. We have adopted a new Lipper benchmark based on the new investment program approved by shareholders and implemented beginning in May 1999. The fund has a large-cap focus now, and comparisons to the Lipper Multi-Cap Core Funds Average are no longer relevant. (This average declined 6.45% in the second half and 2.96% for the full year, as mid-cap stocks outperformed large-caps by a wide margin.)

YEAR-END DISTRIBUTIONS

     Your Board of Directors declared a capital gain distribution of $1.48, of which $0.62 was short term, payable on December 14 to shareholders of record on December 12, 2000. You should have received your check or statement reflecting the distribution as well as Form 1099-DIV summarizing this information for 2000 tax purposes.

MARKET ENVIRONMENT

     In our last report, while commenting on the extreme volatility in the Nasdaq Composite Index in early 2000, we wrote, "The only comparable periods in market history came in the 1970s and the 1930s-and stocks did not fare well in either decade." In hindsight, we wish we hadn't been so prescient. The performance of the major averages last year did indeed call to mind those difficult years, as the Nasdaq suffered a 39% decline, its largest drop since its creation in 1971.

     The S&P 500 fared much better than the Nasdaq, though its total return of -9.11% was its worst calendar year performance since a 26% decline in 1974. The Dow fell just 4.67% last year. Still, those losses were disappointing to investors who had seen the Dow advance for nine consecutive years and had enjoyed an unprecedented five consecutive years of greater than 20% returns from the S&P 500.

 ... Capital investment helped spur the remarkable performance of the U.S. economy in recent years, but reached unsustainable levels.

     Rising interest rates, soaring energy prices, over investment in high-tech and telecom equipment, and a speculative surge in technology stocks in late 1999 set the stage for a letdown in 2000. For several years, corporations had invested enormous amounts of capital in high-tech equipment to take advantage of the Internet and other broadband communications applications. A spending boom ensued, fueled by a record number of venture-capital backed start-up companies in the Internet and telecommunications services sectors. This capital investment helped spur the remarkable performance of the U.S. economy in recent years, but reached unsustainable levels.

     A series of Federal Reserve rate hikes from June 1999 through May 2000 began to have an impact around midyear, and economic growth slowed significantly. Equity markets anticipated the slowdown-as they usually do-and peaked in March with the tech-heavy Nasdaq above the 5000 level. What started out as a welcome cooling of the torrid economy became a faster and steeper-than-expected decline in economic activity toward year-end, and the Nasdaq had fallen 54% peak to trough before the year was out. An economy and a stock market that had started 2000 in a boom ended the year with a whimper.

PORTFOLIO REVIEW

     Defense was the way to win in 2000, and since your fund has a balanced game plan, high-quality defensive stocks were well represented in the portfolio. When the earnings outlook becomes uncertain, investors usually flock to companies that can deliver dependable earnings growth. The fund's top performer for the second half and full year was global financial services giant American International Group (AIG). Thought of primarily as an insurance company, AIG has diversified into asset management, consumer lending, and other areas, and has reliably delivered 10%-15% earnings growth year in, year out. Other high-quality financial firms on our top contributors list in both periods were Citigroup and Mellon Financial, both of which posted solid results in a difficult year for many banks. Fannie Mae, the government-sponsored home mortgage corporation, was the fund's third-best contributor in the second half as political concerns faded and the Fed stopped raising interest rates.

     The economic slowdown of the last six months changed the interest rate backdrop considerably. About midyear, it appeared the Fed had achieved its goal of guiding the economy to a soft landing, and that the central bank would adopt a neutral stance on future moves. Late in the year, as concern mounted about a possible recession, the focus shifted to when the Fed would lower short-term rates again.

     Anticipating this environment, we began taking some profits in more defensive financial stocks, such as Mellon and Bank of New York, and reinvesting the proceeds into banks that should benefit even more from a potential Fed easing. Bank of America and First Union were among the fund's top purchases in the second half. Both are more sensitive to the economy since relatively greater portions of their businesses are devoted to consumer and business lending. Accordingly, both stocks had experienced tough sledding through mid-November, when confidence in a Fed easing began to grow. (In early January, after the close of our reporting period, the Fed lowered the federal funds target rate by a half point, to 6%, in between its regularly scheduled meetings.)

     Philip Morris, another top contributor for both periods, is a classic example of a company with a dependable earnings stream. We suffered along with the company through a dismal 1999, when political and legal risks combined with a general lack of investor interest in steady earnings growth held the shares down. But the cigarette and packaged-food maker surged last year as political and legal fears subsided and the company got back on track with double-digit profit growth following a round of steep price increases to pay for the national tobacco litigation settlement.

     Sector Diversificaton

     Consumer Nondurable                                           20

     Technology                                                    18

     Financial                                                     17

     Energy & Utilities                                            15

     Consumer Services & Cyclicals                                 10

     Cap Equ, Process Indus & Basic Mat                            10

     Business Services & Trans                                      8

     Reserves                                                       1


     Our most disappointing stocks were WorldCom, Microsoft, Intel, Dell Computer, and Cisco Systems. We still have long-term conviction in WorldCom's collection of assets, including a worldwide data network and a significant share of global Internet traffic. While WorldCom has far less exposure to the consumer long-distance market than Sprint or AT&T, we did not foresee how brutal the competition would get in 2000. All three stocks were devastated, and one factor that bothered investors was the federal government's rejection of the proposed Sprint-WorldCom merger. The severe price cuts in voice and data communications are another by-product of the huge investments made in telecom stocks over the past several years. However, these problems are well known in the marketplace now, and WorldCom is taking credible action to enhance shareholder value, including a proposed tracking stock for its consumer long-distance business.

     Microsoft, Intel, and Dell are all suffering from a pronounced slowdown in personal computer (PC) sales. Many people seem to have the computing power they need right now, and the economic slowdown is also crimping sales. In addition, unit growth in PC sales is not likely to be the main driver of the technology sector going forward. Each of these companies made its name by dominating its respective niche within the PC market. The key question is whether they can reorient their businesses to participate in an Internet and broadband-communications-driven technology cycle. Each has taken steps to do that, but the jury is still out.

     Your fund's technology investments are geared more toward the network model, with greater relative emphasis on Cisco, Oracle, and EMC. These new technology leaders were not spared in last year's sell-off, and both Cisco and Oracle were among our top 10 detractors in the second half. We took advantage of the declining prices and made EMC the fund's largest purchase in the last six months. EMC dominates the network storage market, an industry segment that should experience a sustainable, high growth rate in the 'Net-centric environment we foresee.

OUTLOOK

     The Fed's decisive half-point reduction in short-term interest rates is probably the first of many, which should provide a more positive backdrop for the financial markets in 2001. However, it will take time for lower interest rates to have an impact on the economy, and, in the near term, the economy and corporate earnings look shaky. Earnings comparisons in the first and second quarters will be difficult given the unbridled strength of the economy early last year. We expect corporate profit growth to begin improving again in the second half of 2001, and look forward to a more robust environment in 2002.

     We think the bulk of the market's declines are behind us, and there is much reason for optimism. Energy prices are receding, the Fed is cutting interest rates, and the new Bush administration is proposing tax cuts. The promise of productivity growth fueled by investments in the Internet and broadband communications around the globe could set the stage for a long-lasting recovery following the current economic slowdown.

     Respectfully submitted,


     William J. Stromberg
     President of the fund and chairman of its Investment Advisory Committee

     January 22, 2001


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHA

     6 Months Ending 12/31/00

     Ten Best Contributors

     ---------------------------------------------------------------------------
     American International Group                            6(cents)

     Philip Morris                                                  5

     Fannie Mae                                                     5

     Wells Fargo                                                    4

     Citigroup                                                      4

     Exelon                                                         4

     Exxon Mobil                                                    4

     Merck                                                          4

     Mellon Financial                                               4

     Procter & Gamble                                               3

     Total                                                         43(cents)

     Ten Worst Contributors

     WorldCom                                                     -26(cents)

     Intel                                                         26

     Cisco Systems                                                 23

     Microsoft                                                     22

     Dell Computer                                                 19

     Nortel Networks                                               13

     Hewlett-Packard                                               12

     Oracle                                                        11

     Sprint PCS                                                    11

     GE                                                            10

     Total                                                        -173(cents)


     12 Months Ending 12/31/00

     Ten Best Contributors

     American International Group                                   8(cents)

     Tyco International *                                           7

     Citigroup                                                      7

     Warner-Lambert                                                 6

     Philip Morris                                                  6

     Bank of New York                                               6

     Merck                                                          6

     Pfizer                                                         5

     Mellon Financial                                               5

     Ford Motor                                                     5

     Total                                                         61(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     Microsoft                                                    -44(cents)

     WorldCom                                                      32

     Dell Computer                                                 18

     Lucent Technologies                                           16

     GE                                                            14

     Cisco Systems                                                 13

     Yahoo!                                                        12

     America Online                                                11

     Sprint PCS                                                     9

     Intel                                                          9

     Total                                                       -178(cents)

     *  Position eliminated


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

     X                                                     Percent of
     X                                                     Net Assets
     X                                                       12/31/00
     ---------------------------------------------------------------------------

     GE                                                           5.6%

     Pfizer                                                       3.3

     Exxon Mobil                                                  2.7

     Cisco Systems                                                2.5

     Citigroup                                                    2.4
     ---------------------------------------------------------------------------

     American International Group                                 2.0

     Merck                                                        1.9

     Wal-Mart                                                     1.8

     Oracle                                                       1.7

     Microsoft                                                    1.6
     ---------------------------------------------------------------------------

     EMC                                                          1.5

     Intel                                                        1.5

     Coca-Cola                                                    1.4

     Johnson & Johnson                                            1.3

     Honeywell International                                      1.3
     ---------------------------------------------------------------------------

     Royal Dutch Petroleum                                        1.2

     Pharmacia                                                    1.1

     Verizon Communications                                       1.0

     Philip Morris                                                1.0

     Procter & Gamble                                             1.0
     ---------------------------------------------------------------------------

     Home Depot                                                   0.9

     SBC Communications                                           0.8

     Fannie Mae                                                   0.8

     Medtronic                                                    0.8

     WorldCom                                                     0.8
     ---------------------------------------------------------------------------

     Total                                                       41.9%

     Note: Table excludes reserves


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     CAPITAL OPPPORTUNITY FUND
     ---------------------------------------------------------------------------
                                                          Lipper        Capital
                                           S&P 500     Large-Cap    Opportunity
                                       Stock Index    Fund Index           Fund

     11/30/1994                          10,000         10,000         10,000
     12/31/1994                          10,148         10,093         10,430
     12/95                               13,962         13,298         15,281
     12/96                               17,167         15,936        17,,841
     12/97                               22,897         20,594         20,673
     12/98                               29,438         26,140         23,712
     12/99                               35,633         31,198         26,439
     12/00                               32,387         28,899         24,767


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods Ended                                          Since     Inception
     12/31/00            1 Year    3 Years    5 Years   Inception          Date

     Capital
     Opportunity
     Fun                 -6.32%      6.21%     10.14%      16.07%      11/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


For a share outstanding throughout each period


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Financial Highlights           For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
NET ASSET VALUE

Beginning
of period                   15.69      18.11      16.62      15.75   $  14.13

Investment
activities

  Net investment
  income (loss)             (0.01)     (0.01)     (0.07)      0.01         -*

  Net realized
  and unrealized
  gain (loss)               (0.94)      1.86       2.44       2.45       2.36

  Total from
  investment
  activities                (0.95)      1.85       2.37       2.46       2.36

Distributions

  Net realized gain         (1.48)     (4.27)     (0.88)     (1.59)     (0.74)

NET ASSET VALUE
End of period               13.26      15.69      18.11      16.62   $  15.75


Ratios/Supplemental Data

Total return (diamond)      (6.32)%    11.50%     14.70%     15.87%     16.76%*

Ratio of total
expenses to average
net assets                   1.15%      1.26%      1.35%      1.35%      1.35%*

Ratio of net
investment income
(loss) to average
net assets                  (0.05)%    (0.06)%    (0.44)%     0.04%      0.02

Portfolio
turnover rate                64.7%     133.1%      73.8%      85.0%      107.3

Net assets, end of
period in thousands)      $ 93,422  $ 109,057  $ 124,812   $ 109,055  $ 125,077

diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/96.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
                                                              December 31, 2000

     Statement of Net Assets                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands

       Common Stocks  98.6%

       FINANCIAL  17.2%

       Bank and Trust  6.2%

       Bank of America                                   13,300          610

       Bank of New York                                   5,200          287

       Chase Manhattan                                   13,190          599

       Fifth Third Bancorp                               12,600          753

       First Union                                       26,100          726

       FleetBoston Financial                             11,900          447

       Golden West Financial                              1,300           88

       J.P. Morgan                                        1,300          215

       Mellon Financial                                  14,900          733

       SouthTrust                                         3,300          134

       Synovus Financial                                  5,000          135

       UCBH Holdings                                      2,900          136

       Valley National Bancorp                            3,900          130

       Washington Mutual                                  2,700          143

       Wells Fargo                                       11,200          624

                                                                       5,760

       Insurance  4.4%

       Allstate                                           6,500          283

       American General                                   1,310          107

       American International Group                      18,987        1,871

       Aon                                                4,000          137

       Chubb                                              1,400          121

       Hartford Financial Services Group                  1,730          122

       Jefferson Pilot                                    1,100           82

       Lincoln National                                   2,200          104

       Loews                                              1,700          176

       Marsh & McLennan                                   2,510          294

       MBIA                                                 700           52

       Metlife                                            3,100          109

       MGIC Investment                                      900           61

       Old Republic                                       3,100           99

       Progressive                                          700           73

       SAFECO                                             1,200           39

       St. Paul                                           1,900          103

       Torchmark                                          1,900           73

       UnumProvident                                      1,400           38

       XL Capital (Class A)                               1,500          131

                                                                       4,075


       Financial Services  6.6%

       AMBAC                                                900           52

       American Express                                   8,600          472

       Bear Stearns                                         800           41

       Capital One Financial                                800           53

       Citigroup                                         43,633        2,228

       Countrywide Credit                                   800           40

       Fannie Mae                                         8,800          763

       Franklin Resources                                 3,900          149

       Freddie Mac                                        7,000          482

       Goldman Sachs Group                                3,100          332

       Household International                            1,600           88

       MBNA                                               4,100          151

       Merrill Lynch                                      4,800          327

       Morgan Stanley Dean Witter                         8,820          699

       Providian Financial                                4,000          230

       USA Education                                      1,100           75

                                                                       6,182


       Total Financial                                                16,017

       UTILITIES  7.5%

       Telephones  5.2%

       ALLTEL                                             2,400          150

       AT&T                                              29,800          516

       AT&T Liberty Media Group *                         9,500          129

       BellSouth                                          7,800          319

       Comverse Technology *                              1,200          130

       McLeod USA (Class A) *                             9,900          140

       Millicom International Cellular *                  9,900          227

       SBC Communications                                16,300          778

       Sprint                                            15,200          309

       Sprint PCS *                                       7,600          155

       Verizon Communications                            19,068          956

       Western Wireless (Class A) *                       8,800          345

       WorldCom *                                        53,684          755

                                                                       4,909


       Electric Utilities  2.3%

       Duke Energy                                        4,700          401

       Entergy                                            5,700          241

       Exelon                                             7,487          526

       Niagara Mohawk *                                  29,600          494

       Reliant Energy                                     7,800          338

       TXU                                                2,700          119

                                                                        2,119


       Total Utilities  7,028

       CONSUMER NONDURABLES  20.3%

       Beverages  2.3%

       Anheuser-Busch                                     5,840          266

       Coca-Cola                                         21,260        1,295

       PepsiCo                                           12,360          613

                                                                       2,174


Food Processing  0.9%

       General Mills                                      3,300          147

       Heinz                                              4,260          202

       Quaker Oats                                        1,000           97

       Ralston Purina                                     6,810          178

       Sara Lee                                          10,130          249

                                                                         873


       Hospital Supplies/Hospital Management  2.1%

       Abbott Laboratories                                9,700          470

       Baxter International                               3,300          291

       Guidant *                                          2,400          129

       Medtronic                                         12,600          761

       Omnicare                                           9,700          210

       St. Jude Medical *                                   900           55

       Tenet Healthcare                                     900           40

                                                                       1,956


       Pharmaceuticals  10.1%

       American Home Products                            11,100          705

       Amgen *                                            7,800          499

       Eli Lilly                                          5,600          521

       Genentech *                                        2,600          212

       Immunex *                                          4,500          183

       Johnson & Johnson                                 12,000        1,261

       MedImmune *                                        3,300          157

       Merck                                             18,900        1,770

       Pfizer                                            67,325        3,097

       Pharmacia                                         17,223        1,051

                                                                       9,456


       Healthcare Services  1.2%

       CIGNA                                              3,200          423

       IMS Health                                         1,600           43

       Synavant *                                            80            1

       UnitedHealth Group                                 7,400          454

       Wellpoint Health Networks *                        1,400          161

                                                                       1,082


       Cosmetics  0.4%

       Gillette                                          11,200          405

                                                                         405


       Biotechnology  0.2%

       Affymetrix *                                       1,600          119

       Edwards Lifesciences *                               460            8

       QLT *                                              3,000           84

                                                                         211


       Miscellaneous Consumer Products  3 1%

       Clorox                                             3,150          112

       Colgate-Palmolive                                  4,500          290

       Fortune Brands                                     6,580          197

       Harcourt General                                   1,200           69

       Liz Claiborne                                        500           21

       Newell Rubbermaid                                  2,300           52

       NIKE (Class B)                                     4,000          223

       Philip Morris                                     21,110          929

       Procter & Gamble                                  11,340          890

       Stanley Works                                        700           22

       Viad                                               1,900           44

                                                                       2,849


       Total Consumer Nondurables                                     19,006

       CONSUMER SERVICES  9.0%

       General Merchandisers  2.6%

       Costco Wholesale *                                   900           36

       Family Dollar Stores                               3,600           77

       May Department Stores                              3,400          111

       Neiman Marcus Group (Class A) *                    2,800           99

       Target                                            11,000          355

       TJX                                                3,300           92

       Wal-Mart                                          31,700        1,684

                                                                       2,454


       Specialty Merchandisers  2.8%

       Albertson's                                        3,469           92

       Circuit City Stores                                2,100           24

       CVS                                                2,000          120

       Federated Department Stores *                      1,200           42

       Home Depot                                        18,550          847

       Kohl's *                                           4,800          293

       Kroger *                                          15,700          425

       Lowe's                                             1,400           62

       Safeway *                                          4,800          300

       The Gap                                            7,200          184

       Walgreen                                           5,500          230

                                                                       2,619


       Entertainment and Leisure  1.9%

       Carnival (Class A)                                 6,400          197

       Disney                                            17,500          507

       McDonald's                                        10,000          340

       Viacom (Class B) *                                11,761          550

       Vivendi Universal                                  2,880          188

       Wendys                                               800           21

                                                                       1,803


       Media and Communications  1.5%

       Clear Channel Communications *                     3,300          160

       Comcast (Class A Special) *                        5,600          234

       Cox Communications (Class A) *                     1,200           56

       Dun & Bradstreet *                                   500           13

       McGraw-Hill                                        2,300          135

       R.R. Donnelley                                     1,500           40

       Radio One (Class D) *                              8,800           96

       Time Warner Telecom                               10,700          559

       Tribune                                            2,300           97

                                                                       1,390


       Restaurants  0.2%

       Darden Restaurants                                 1,300           30

       Outback Steakhouse *                               2,200           57

       Tricon Global Restaurants *                        1,400           46

                                                                         133


       Total Consumer Services                                          8,399

       CONSUMER CYCLICALS  1.5%

       Automobiles and Related  1.2%

       Delphi Automotive Systems                          5,994           67

       Ford Motor                                        19,229          451

       Genuine Parts                                      1,600           42

       GM                                                 2,000          102

       GM (Class H) *                                     4,749          109

       Goodyear Tire & Rubber                             1,900           44

       ITT Industries                                     5,700          221

       SPX *                                                500           54

       Visteon                                            3,000           34

                                                                       1,124


       Miscellaneous Consumer Durables  0 3%                  x            x

       Black & Decker                                       800           31

       Eastman Kodak                                      2,500           99

       Leggett & Platt                                    1,700           32

       Masco                                              4,500          116

                                                                         278

       Total Consumer Cyclicals                                        1,402


       TECHNOLOGY  17.7%

       Electronic Components  6.1%

       Altera *                                           5,680          149

       Analog Devices *                                  11,600          594

       EMC *                                             21,200        1,410

       Flextronics International *                       14,000          399

       Intel                                             46,600        1,401

       Jabil Circuit *                                   14,000          355

       Maxim Integrated Products *                        5,730          274

       Motorola                                          16,400          332

       Texas Instruments                                 14,400          682

       Xilinx *                                           2,500          116

                                                                       5,712


       Telecommunications  5.3%

       ADC Telecommunications *                           5,200           94

       Allegiance Telecom *                              13,400          299

       Avaya *                                            1,116           12

       Cisco Systems *                                   60,300        2,307

       JDS Uniphase *                                     6,900          287

       Lucent Technologies                               26,500          358

       Nokia ADR                                          5,000          218

       Nortel Networks                                   14,700          471

       QUALCOMM *                                         6,000          493

       Qwest Communications International *               6,200          254

       Tellabs *                                          3,300          186

                                                                       4,979


       Aerospace and Defense  1.8%

       Allegheny Technologies                             2,500           40

       Honeywell International                           26,000        1,230

       Lockheed Martin                                    3,300          112

       Raytheon (Class B)                                 3,800          118

       Rockwell International                             2,600          124

                                                                       1,624


       Information Processing  2.0%

       COMPAQ Computer                                   18,510          279

       Dell Computer *                                   20,440          357

       IBM                                                7,030          597

       SCI Systems *                                     14,080          371

       Unisys *                                          16,000          234

                                                                       1,838


       Office Automation 0.1%

       Pitney Bowes                                       2,200           73

                                                                          73


       Electronic Systems 2.4%

       Applied Biosystems Group                           2,400          226

       Applied Materials *                                8,800          336

       Applied Micro Circuits *                           2,400          180

       Hewlett-Packard                                   14,320          452

       KLA-Tencor *                                       9,400          317

       Solectron *                                       15,000          509

       Waters *                                           2,900          242

                                                                       2,262

       Total Technology                                               16,488


       CAPITAL EQUIPMENT 6.0%

       Electrical Equipment 5.6%

       GE                                               108,300        5,192

                                                                      5,192


       Machinery  0.4%

       Cooper Industries                                    600           28

       Danaher                                            1,100           75

       FMC *                                              1,300           93

       Illinois Tool Works                                3,600          214

                                                                         410


       Total Capital Equipment                                         5,602

       BUSINESS SERVICES AND

       TRANSPORTATION  8.2%

       Computer Service and Software  6.0%

       Affiliated Computer Services (Class A) *           3,800          231

       America Online *                                  14,800          515

       Ariba *                                            1,900          102

       Automatic Data Processing                          2,400          152

       First Data                                         3,900          205

       Intuit *                                             800           31

       Juniper Networks *                                 1,200          151

       Lexmark International Group (Class A) *            3,400          151

       Microsoft *                                       35,500        1,541

       Oracle *                                          54,700        1,590

       Siebel Systems *                                   5,900          399

       VeriSign *                                         1,300           96

       VERITAS Software *                                 4,500          394

       Yahoo! *                                           2,900           87

                                                                       5,645


       Distribution Services  0.4%

       Cardinal Health                                    2,000          199

       Tech Data *                                        4,640          126

       W. W. Grainger                                       800           29

                                                                         354


       Transportation Services  0.0%

       CNF                                                1,700           57

                                                                          57


       Miscellaneous Business Services  1 2%

       Employee Solutions *                                 261            0

       Exodus Communications *                            2,100           42

       FedEx *                                            1,600           64

       Galileo International                              2,400           48

       H&R Block                                          1,300           54

       Marriott (Class A)                                 3,200          135

       Moody's                                            1,000           26

       Omnicom Group                                      2,800          232

       Waste Management                                  17,700          491

                                                                       1,092


       Railroads  0.3%

       Norfolk Southern                                   6,900           92

       Union Pacific                                      3,600          183

                                                                         275


       Airlines  0.3%

       Delta                                              2,900          146

       Northwest Airlines *                               1,000           30

       Southwest Airlines                                 2,750           92

                                                                         268

       Total Business Services and Transportation                      7,691


       ENERGY  6.9%

       Integrated Petroleum - Domestic  0 5%

       Amerada Hess                                       1,400          102

       BP Amoco ADR                                       1,804           87

       Conoco (Class B)                                   1,700           49

       Occidental Petroleum                               3,800           92

       USX-Marathon                                       6,800          189


       Integrated Petroleum - International  4.9%

       Chevron                                            6,800          574

       Exxon Mobil                                       28,854        2,509

       Royal Dutch Petroleum ADR                         18,870        1,143

       Texaco                                             6,100          379

                                                                       4,605


       Energy Services  0.7%

       Baker Hughes                                       4,550          189

       Schlumberger                                       3,700          296

       Tidewater                                          2,000           89

       Transocean Sedco Forex                             1,026           47

                                                                         621


       Exploration and Production  0.4%

       Anadarko Petroleum                                 2,028          144

       Unocal                                             5,900          228

                                                                         372


       Gas and Gas Transmission  0.4%

       Dynegy (Class A)                                   2,400          134

       Enron                                              2,800          233

                                                                         367


       Total Energy                                       6,484

       PROCESS INDUSTRIES  3.3%

       Diversified Chemicals  1.4%

       Air Products and Chemicals                         2,700          110

       Cabot                                              9,600          253

       Cabot Microelectronics *                           2,692          140

       Dow Chemical                                       5,700          209

       DuPont                                             9,900          478

       Praxair                                            2,000           89

       W. R. Grace *                                     10,900           35

                                                                       1,314


       Forest Products  0.2%

       Potlatch                                             800           27

       Weyerhaeuser                                       2,600          132

                                                                         159


       Specialty Chemicals  0.9%

       3M                                                 2,000          241

       Avery Dennison                                     1,500           82

       Great Lakes Chemical                               3,500          130

       Pall                                              15,100          322

       Solutia                                            7,700           93

                                                                         868


       Paper and Paper Products  0.8%

       International Paper                                6,200          253

       Kimberly-Clark                                     3,700          261

       Mead                                               1,400           44

       Packaging Corp. of America *                       5,500           89

       Pentair                                            3,000           73

                                                                         720


       Total Process Industries                           3,061

       BASIC MATERIALS  0.8%

       Metals  0.5%

       Alcoa                                              7,672          257

       Inco *                                             2,900           49

       Newmont Mining                                     4,600           78

       Phelps Dodge                                       2,200          123

       USX-U.S. Steel                                     1,000           18

                                                                         525


       Mining  0.1%

       Barrick Gold                                       3,800           62

       Battle Mountain Gold *                             9,100           15

       Cleveland-Cliffs                                   1,000           22

                                                                          99

       Miscellaneous Materials  0.2%

       Williams Companies                                 4,100          164

                                                                         164

       Total Basic Materials                                             788

       Total Miscellaneous Common Stocks 0.2%                            156


       Total Common Stocks (Cost  $91,444)                            92,122


       Short-Term Investments  0.8%

       Money Market Funds  0.6%

       Government Reserve Investment Fund, 6.34% #      509,836          510

                                                                         510


       U.S. Government Obligations  0.2%

       U.S. Treasury Bills, 6.065%, 4/19/01             200,000          196

                                                                         196


       Total Short-Term Investments (Cost  $706)                         706


  Total Investments
  in Securies

  99.4% of Net Assets
  (Cost $92,150)                                                      92,828

  Futures Contracts

  x                          Contract     Unrealized
  x                          Expiration      Value     Gain (Loss)
                             ----------   ----------   -----------

  Long, 4
  S&P 500 Stock
  Index Contracts,
  $85,000 of U.S.
  TreasuryBills
  pledged as initial)
  margin                         3/01     $  1,335     $    (35

  Net payments
  (receipts) of
  variation margin 7
  to date                                                                 17

  Variation margin
  receivable (payable)
  on open futures
  contracts                                                              (18)

  Other Assets Less
  Liabilities                                                            612

  NET ASSETS                                                        $ 93,422
                                                                    --------

  Net Assets Consist of:

  Accumulated net
  realized gain/loss - net
  of distributions                                                  $   (940)

 Net unrealized
 gain (loss)                                                             643

  Paid-in-capital
  applicable to
  7,043,183 shares
  of $0.0001 par
  value capital stock
  outstanding;
  1,000,000,000 shares
  authorized                                                          93,719

  NET ASSETS                                                        $ 93,422
                                                                    --------

  NET ASSET VALUE PER SHARE                                         $  13.26
                                                                    --------


  #        Seven-day yield
  *        Non-income producing
  ADR      American Depository Receipt

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
In thousands

Statement of Operations
--------------------------------------------------------------------------------
In thousands

  x                                                                     Year
  x                                                                    Ended
  x                                                                 12/31/00

Investment Income (Loss)

Income
  Dividend                                                             1,025
  Interest                                                               113
  Total income                                                         1,138

Expenses

  Investment management                                                  686
  Shareholder servicing                                                  317
  Custody and accounting                                                  99
  Prospectus and shareholder reports                                      31
  Registration                                                            30
  Legal and audit                                                         12
  Directors                                                                7
  Miscellaneous                                                            4
  Total expenses                                                       1,186
  Expenses paid indirectly                                                (1)
  Net expenses                                                         1,185

Net investment income (loss)                                             (47)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                           8,000
  Futures                                                               (211)
  Net realized gain (loss)                                             7,789

Change in net unrealized gain or loss

  Securities                                                         (14,274)
  Futures                                                               (102)

  Change in net unrealized gain or loss                              (14,376)

Net realized and unrealized gain (loss)                               (6,587)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                (6,634)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                       12/31/00     12/31/99

     Increase (Decrease) in Net Assets

     Operations

       Net investment income (loss)                         (47)         (68)
       Net realized gain (loss)                           7,789       26,372
       Change in net unrealized gain or loss            (14,376)     (15,548)
       Increase (decrease) in net assets from operati    (6,634)      10,756

     Distributions to shareholders

       Net realized gain                                 (9,480)     (23,916)

     Capital share transactions *

       Shares sold                                       25,356       21,948
       Distributions reinvested                           9,217       23,137
       Shares redeemed                                  (34,094)     (47,680)
       Increase (decrease) in net assets from capital
       share transactions                                   479       (2,595)

     Net Assets

     Increase (decrease) during period                  (15,635)     (15,755)
     Beginning of period                                109,057      124,812

     End of period                                       93,422      109,057

     *Share information

       Shares sold                                        1,616        1,230
       Distributions reinvested                             675        1,555
       Shares redeemed                                   (2,201)      (2,722)
       Increase (decrease) in shares outstanding             90           63

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
                                                              December 31, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Opportunity Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 1994. The fund seeks superior capital appreciation over time by investing primarily in U.S. common stocks.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

          Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

          Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

          Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

          Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

          Futures Contracts During the year ended December 31, 2000, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

          Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $65,273,000 and $74,159,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

          No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

          In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
--------------------------------------------------------------------------------

          Undistributed net investment income                            47,000
          Undistributed net realized gain                              (395,000)
          Paid-in-capital                                               348,000


          At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $92,150,000. Net unrealized gain aggregated $678,000 at period end, of which $12,846,000 related to appreciated investments and $12,168,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

          The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $53,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

          In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $324,000 for the year ended December 31, 2000, of which $31,000 was payable at period-end.

          The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $95,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Capital Opportunity Fund, Inc.

          In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Opportunity Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


          PricewaterhouseCoopers LLP

          Baltimore, Maryland
          January 19, 2001


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/00

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $4,290,000 from short-term capital gains,
o $5,538,000 from long-term capital gains, subject to the 20% rate gains category, For corporate shareholders, $977,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from
     7 a.m. to      midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address:
     www.troweprice.com

     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College
     Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


Advisory Services, Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES*

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     RETIREMENT RESOURCES

     Traditional, Roth, and Rollover IRAs
     SEP-IRA and SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase
     Pension and Profit Sharing Plans)
     401(k) and 403(b)
     457 Deferred Compensation

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning
       AnalyzerTM CD-ROM or diskette $19.95.
       To order, please call 1-800-541-5760.
       Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM
       CD-ROM or diskette, free. To order,
       please call 1-800-469-5304.

     T. Rowe Price Immediate Variable
       Annuity (Income Account)


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T Rowe Price Invest with confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.        F08-050  12/31/00